Exhibit 10.2

Execution Version

AMENDMENT NO. 1 dated as of June 16, 2023 to KENNEDY-WILSON HOLDINGS, INC. 6.00% SERIES C CUMULATIVE PERPETUAL PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT dated as of June 4, 2023

THIS AMENDMENT No. 1 (this “Amendment”), dated as of June 16, 2023, to the 6.00% Series C Cumulative Perpetual Preferred Stock and Warrant Purchase Agreement (the “SPA”), dated as of June 4, 2023, is entered into by and among Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company”), and the party or parties listed on Schedule I to the SPA (each a “Purchaser” and, collectively, the “Purchasers”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the SPA.
WHEREAS, the Company and the Purchasers agree to certain amendments to the SPA;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree to enter into this Amendment.
(1) Amendments to the SPA. Effective as of the date hereof, the parties hereto agree that the SPA is hereby amended to:
(a)    Replace Section 2 of Exhibit A-1 to the SPA in its entirely with the following:
Section 2. Ranking. The Series C Preferred Stock will rank, with respect to the payment of dividends and distributions upon liquidation, dissolution or winding-up, (a) junior to (x) the Corporation’s 5.75% Series A Cumulative Perpetual Convertible Preferred Stock (the “Series A Preferred Stock”), (y) the Corporation’s 4.75% Series B Cumulative Perpetual Preferred Stock (the “Series B Preferred Stock”), and (z) each other class or series of capital stock the Corporation may issue in the future the terms of which expressly provide that such class or series will rank senior to the Series C Preferred Stock as to dividend and distribution rights and rights on liquidation, winding up or dissolution of the Corporation (the Series A Preferred Stock, Series B Preferred Stock, and each such other class or series of capital stock referred to in this clause (a), collectively, “Senior Securities”), (b) on a parity with each other class or series of capital stock the Corporation may issue in the future the terms of which expressly provide that such class or series will rank on a parity with the Series C Preferred Stock as to dividend and distribution rights and rights on liquidation, winding up or dissolution of the Corporation (“Parity Securities,” which term excludes the Series C Preferred Stock) and (c) senior to the Common Stock and each other class or series of capital stock the Corporation may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the Series C Preferred Stock as to dividend and distribution rights and rights on liquidation, winding-up or dissolution of the Corporation (the Common Stock and each such other class or series of capital stock referred to in this clause (c), collectively, “Junior Securities”).
(b)    Insert the following definition in Section 3 of Exhibit A-1 to the SPA: “Senior Securities” has the meaning set forth in Section 2.
(c)    Replace Section 5 of Exhibit A-1 to the SPA in its entirely with the following:
Section 5. Liquidation. (a) In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, then, subject to the rights of any of the Corporation’s creditors or holders of any outstanding Senior Securities, the Holders of each share of Series C Preferred Stock at the time shall be entitled to

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receive liquidating distributions in an amount equal to the Liquidation Preference of such share, plus an amount equal to all accrued and unpaid dividends on such share to, and including, the date of such liquidation, out of assets legally available for distribution to the Corporation’s stockholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities. After payment of the full amount of such liquidating distributions, the Holders will not be entitled to any further participation in any distribution of assets by, and shall have no right or claim to any remaining assets of, the Corporation.
(b) In the event the assets of the Corporation available for distribution to stockholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series C Preferred Stock and amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to their full respective liquidating distributions (including, if applicable, accrued and unpaid dividends) to which they would otherwise be respectively entitled, subject to the rights of any of the Corporation’s creditors or holders of any outstanding Senior Securities.
(c) The Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.
(d)    Replace Exhibit C to the SPA in its entirety with Exhibit A hereto.
(2) Representations and Warranties. The Company and each Purchaser hereby represent and warrant, as to itself only, as follows:
(a)    This Amendment has been duly authorized, executed and delivered, and this Amendment and the SPA, as modified by this Amendment, is enforceable against it in accordance with the terms thereof except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles..
(3) Reference to and Effect on the SPA.
(a)    Upon the effectiveness hereof, each reference to the SPA in the SPA or any other related document shall mean and be a reference to the SPA as modified hereby.
(b)    The SPA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(4) Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
(5) Headings; Interpretation. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. The term “Purchasers” in the plural shall mean “Purchaser” in the singular to the extent Schedule I to the SPA only includes a singular Purchaser.

(6) Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Purchasers and the Company have caused this Amendment to be duly executed and delivered.

KENNEDY-WILSON HOLDINGS, INC.
By:    /s/ Matt Windisch
    Name: Matt Windisch
    Title: Executive Vice President

[Signature Page to Amendment No. 1 to Series C Preferred Stock Purchase Agreement]

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PURCHASER:
FAIRFAX FINANCIAL HOLDINGS LIMITED

By:    /s/ Peter Clarke
    Name: Peter Clarke
    Title: President and Chief Operating Officer
[Signature Page to Amendment No. 1 to Series C Preferred Stock Purchase Agreement]

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EXHIBIT A
FORM OF OPINION OF LATHAM & WATKINS LLP

[See attached]

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